                                          THE LATIN AMERICA
                                          INVESTMENT FUND, INC.
                                          -----------------------------
                                          SEMI-ANNUAL REPORT
                                          JUNE 30, 2000


                       [PHOTO]

CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    6

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   13

Statement of Operations ...................................................   14

Statement of Changes in Net Assets ........................................   15

Financial Highlights ......................................................   16

Notes to Financial Statements .............................................   18

Results of Annual Meeting of Shareholders .................................   25

Description of InvestLink-SM- Program .....................................   26




PICTURED ON THE COVER ARE THE RUINS OF THE TULUM PYRAMID ON THE EAST COAST OF MEXICO IN THE YUCATAN PENNISULA.
================================================================================

LETTER TO SHAREHOLDERS
                                                                   July 31, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the six months ended June 30, 2000.

At June 30, 2000, the Fund's net assets were $113.0 million. The Fund's net asset value ("NAV") was $18.07 per share, as compared to $17.55 at December 31, 1999.

PERFORMANCE: EFFECTIVE SELECTION OF STOCKS AND BONDS

For the six months ended June 30, 2000, the Fund's total return, based on NAV was 3.0%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA")* returned -3.8% over the same period.

The Fund meaningfully outperformed its EMFLA benchmark due to effective security selection within the equity and debt portions of the portfolio.

In equities, the portfolio outperformed in virtually all markets and fared especially well in Mexico, Brazil and Jamaica.

- MEXICO. Our Mexican sector weightings relative to EMFLA and general preference for well-known, large-capitalization names proved quite favorable. More specifically, we held a sizable position in Wal-Mart de Mexico S.A. de C.V. (the Fund's eighth-largest equity holding at June 30), which was strong; overweighted banks like Grupo Financiero Banamex Accival, S.A. de C.V. (the Fund's ninth-largest equity holding at June 30), which rose on the basis of a variety of factors; underweighted Telefonos de Mexico, S.A. (the Fund's largest holding of any kind at June 30), which underperformed; and underweighted poor-performing sectors like beverages, cement and industrial conglomerates.

- BRAZIL. In late May, we opportunistically took positions in several of Brazil's regional cellular telecommunications carriers, which we felt had been unjustly beaten down in the wake of a sell-off in the U.S.'s NASDAQ exchange. Brazilian cellular companies ended up rallying in June, so much so that they were among the best-performing sectors in the entire Latin American equity universe for the month.

- JAMAICA. As for Jamaica, we note that the Fund does not usually invest in Caribbean markets due to their thin capitalization and other logistical difficulties. In this case, we were able to take advantage of an attractive opportunity in the form of a private partnership vehicle that, itself, owns shares in some of the most prominent Jamaican stocks and offered a sufficiently compelling risk/reward profile. The partnership enjoyed robust returns due to the Jamaican market's vigorous rally during the period.

The Fund's fixed income holdings, which amounted to roughly 21% of the portfolio at June 30, outperformed those of broad Latin fixed income indices. Salomon Brothers Asset Management Inc., the Fund's adviser for fixed income, was most successful in this regard by overweighting Venezuela and Panama--two of the period's three strongest Latin debt

================================================================================

LETTER TO SHAREHOLDERS

markets--and underweighting Argentina, which underperformed. Relative weightings in Mexico and Colombia contributed most negatively to overall fixed income performance.

THE MARKETS: A TALE OF TWO QUARTERS

Activity in Latin American equity markets in the first half of 2000 followed a pattern similar to that of most equity markets elsewhere. In other words, substantial swings in investor sentiment drove Latin stocks up in the first quarter, down considerably in April and May, and back up a bit in June.

The good news during the first quarter was a combination of strong regional economic growth, higher commodity prices, notable progress on the inflation and interest-rate fronts, and a healthy global appetite for equities in information-based "New Economy" industries like technology, media and telecommunications (known collectively as "TMT"). An additional plus was the upgrading of Mexico's sovereign debt rating to investment-grade in March, which took place sooner than anticipated and generated investor goodwill that helped Latin markets as a group.

The second quarter, by contrast, was much tougher, with NASDAQ's collapse in April-May the defining event. In keeping with their recent strong correlation with NASDAQ returns, Latin markets moved in virtual lockstep with NASDAQ during the period. Previously buoyant TMT stocks--which are especially influential in many Latin and emerging equity markets--were hit hard.

This was followed by a sharp rally in early June on the back of benign U.S. inflationary data and signs that the U.S. economy was slowing. The rally was short-lived, however, as global investors showed little interest in Latin equities in the face of expected further hikes in U.S. interest rates later in the year.

The following goes into greater detail about second-quarter developments in Brazil and Mexico which, combined, currently account for the lion's share of the Fund's assets:

- The macroeconomic scene in Brazil remained quite positive. For example: inflation was well-behaved and should meet targets set by the International Monetary Fund ("IMF"); fiscal prudence was such that the government is expected to exceed or easily meet the IMF's fiscal targets as well; the current-account deficit was no longer a matter of immediate concern; and the foreign-exchange rate was stable. In addition, foreigners poured capital into the country. This had the effect of strengthening both the real and investor confidence which, in turn, smoothed the way for an unexpectedly large interest-rate cut (I.E., a full percentage point) on June 20.

- Sentiment in Mexico was much less favorable, although macroeconomic conditions were fairly strong. Uncertainty about the July 2 presidential election--for which polls showed a virtual tie between the two leading candidates--helped to push down the value of the peso versus the dollar in June, prompting fears of higher inflation and tighter monetary policy. Investors were also concerned about a slowdown in the U.S. economy (which absorbs around 80% of Mexican exports) and leery of a possible decline in oil prices, whose strength had been very supportive of the domestic economy for over a year. Many market participants thought Mexico's market was vulnerable to downside risk, and thus elected to shift assets to Brazil, whose potential they felt was greater.

================================================================================

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: CONTINUED FOCUS ON MEXICO AND BRAZIL

TOP 10 EQUITY HOLDINGS, BY ISSUER*


                                                 % OF
     HOLDING                         COUNTRY  NET ASSETS
     -------                         -------  ----------
  1. Telmex                          Mexico       9.8
  2. Televisa                        Mexico       4.7
  3. Tele Norte Leste                Brazil       4.5
  4. Carso Global Telecom            Mexico       3.9
  5. CVRD                            Brazil       3.8
  6. Embratel                        Brazil       3.7
  7. Petrobras                       Brazil       3.6
  8. Wal-Mart de Mexico              Mexico       3.6
  9. Banamex Accival                 Mexico       3.6
 10. Cemex                           Mexico       2.7
                                                 ----
     Total                                       43.9
                                                 ====

---------------------
* Company names are abbreviations of those found in the Schedule of Investments.

FIXED INCOME EXPOSURES, BY COUNTRY


                                    SECURITY     % OF
     COUNTRY                          TYPE    NET ASSETS
     -------                          ----    ----------
  1. Brazil                         Sovereign     5.6
  2. Argentina                      Sovereign     4.8
  3. Venezuela                      Sovereign     4.1
  4. Mexico                         Sovereign     3.5
  5. Panama                         Sovereign     1.3
  6. Ecuador                        Sovereign     1.0
  7. Colombia                       Sovereign     0.5
  8. Peru                           Sovereign     0.4
                                                 ----
     Total                                       21.2
                                                 ====


ASSET ALLOCATION
(% of net assets)

                      [CHART]

Cash & Cash Equivalents            0.92
Equities                          74.37
Fixed Income                      21.21
Private Equities                   3.50


HISTORICAL EQUITIES/FIXED INCOME MIX


% of net assets

                      [GRAPH]

                           Equities        Fixed Income
         12/31/96           87.16            2.70
          6/30/97           90.22            9.51
         12/31/97           90.25           15.23
          6/30/98           70.97           23.61
         12/31/98           63.43           34.72
          6/30/99           63.76           33.50
         12/31/99           68.71           28.73
          6/30/00           77.87           21.21


EQUITIES. In the Fund's equity portion, our country selection continues to focus on Mexico and Brazil. Mexican stocks rallied immediately following the outcome of the presidential election, reflecting investor optimism going forward into a new political era. More recently, however, they have sold off in recognition of the challenges involved as the new administration begins to assume power. In Brazil, we see a realistic possibility of further interest-rate cuts, bolstered by improving fundamentals and vibrant foreign direct investment. These and other factors are quite bullish for Brazilian equities later in the year.

The corollary to our emphasis on Mexico and Brazil is that we are maintaining only minimal exposure to Argentina, given its lack of real progress on pressing economic issues, as well as smaller markets such as Venezuela and Peru, where lack of liquidity is a limiting factor.

================================================================================

LETTER TO SHAREHOLDERS


Our preference among individual names remains for large, liquid, blue-chip companies with strong managements and clean balance sheets. By contrast, we are avoiding more speculative turnaround stories, takeover targets or less-liquid names generally.

Relative to the EMFLA benchmark, we are overweighting the telecommunications sector, if less aggressively than previously; underweighting electric utilities, if not so much as before; and keeping a neutral-to-overweight exposure to financial services, particularly banks. Latin American banks in general are extremely liquid and very healthy, which sharply contrasts with banks in the U.S. and Asia.

FIXED INCOME. In line with the Fund's plan to merge with The Latin America Equity Fund, Inc. and become an equity-only portfolio (see next section for details), Salomon Brothers Asset Management Inc. currently expects to liquidate the Fund's fixed income portion during the next few months.

OUTLOOK: CAUTIOUS IN THE NEAR TERM, MORE OPTIMISTIC FURTHER AHEAD

Our overall view on Latin equities is cautious in the near term and more optimistic over the next six-12 months. We continue to believe that the region's markets will lack a firm trend until the U.S. macroeconomic picture becomes clearer and global risk aversion wanes. With regard to the former, we expect the Federal Reserve to maneuver the robust U.S. economy into a desirable "soft landing" that should prove notably beneficial to Latin markets like Brazil and Mexico.

Looking further ahead, we believe that Latin markets offer investors a compelling blend of strong fundamentals and valuations that are increasingly attractive, both on an absolute basis and relative to those in developed markets. Corporate earnings remain robust (I.E., in the double digits), suggesting that many companies are transitioning well into a newly competitive global marketplace. For these and other reasons, we are inclined to keep the Fund fully invested.

There are risks, to be sure. One is that the Fed goes too far in raising interest rates, thereby initiating an abrupt "hard landing" for the U.S. economy and, by extension, those of its Latin neighbors. Another is that U.S. corporations fail to deliver expected earnings growth, thereby setting off another round of stock-market volatility throughout the world.

All in all, we like what we see and look forward to the prospect of further appreciation.

On an administrative note, we are pleased to announce that, subject to shareholder approval, the Fund intends to merge its assets with those of its sister fund, The Latin America Equity Fund, Inc. ("LAQ"). For tax purposes, LAQ will merge into the Fund, which will subsequently change its name to LAQ and formally adopt LAQ's investment objective and policies. We are hopeful that the shareholders both of the Fund and LAQ will approve the transaction at their respective meetings to be held in early October.

================================================================================

LETTER TO SHAREHOLDERS

We additionally note in this context that the Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), has agreed effective July 1, 2000, to calculate its management fee based on the market value of the Fund's shares instead of its total net asset value. This is intended as a measure to help reduce the discount to NAV at which the Fund's shares currently trade, and indicates CSAM's commitment to better align its own interests with those of the Fund's shareholders.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 26 through 28 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

================================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

 GEOGRAPHIC ASSET BREAKDOWN


                                 [CHART]


AS A PERCENT OF NET ASSETS


                                  June 30, 2000             December 31, 1999
Argentina                                  5.45                          6.61
Brazil                                    34.68                         33.97
Chile                                      8.82                          7.22
Ecuador                                    1.03                          1.01
Jamaica                                    1.79                          0.89
Mexico                                    39.41                         36.10
Panama                                     1.26                          1.34
Venezuela                                  4.45                          4.40
Global                                     1.02                          0.68
Other                                      1.23                          5.30
Cash & Cash Equivalents                    0.86                          2.48

 SECTOR ALLOCATION


                                 [GRAPH]

AS A PERCENT OF NET ASSETS

                                        June 30, 2000   December 31, 1999
Banking                                          3.30                2.09
Broadcast, Radio & Television                    4.66                3.79
Cellular Telecommunications                      3.67                0.91
Cement                                           2.66                2.63
Financial Services                               4.55                2.87
Fixed or Floating Rate Investments              21.21               28.73
Food & Beverages                                 8.37                8.37
Investment & Holding Companies                   6.67                2.60
Local and/or Long Distance
  Telephone Service                              9.81               14.17
Mining                                           4.23                3.30
Oil & Natural Gas                                3.64                3.19
Retail                                           4.00                2.81
Steel                                            3.28                1.52
Telecommunications                              13.04               11.11
Other                                            5.99                9.35
Cash & Cash Equivalents                          0.92                2.56


================================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

TOP 10 HOLDINGS, BY ISSUER

                                                                                                             Percent of
        Holding                                                    Sector                        Country     Net Assets
-----------------------------------------------------------------------------------------------------------------------
    1.  Telefonos de Mexico, S.A.                            Telecommunications                  Mexico          9.8
-----------------------------------------------------------------------------------------------------------------------
    2.  Federal Republic of Brazil                   Fixed or Floating Rate Investments          Brazil          5.6
-----------------------------------------------------------------------------------------------------------------------
    3.  Republic of Argentina                        Fixed or Floating Rate Investments         Argentina        4.8
-----------------------------------------------------------------------------------------------------------------------
    4.  Grupo Televisa S.A.                             Broadcast, Radio & Television            Mexico          4.7
-----------------------------------------------------------------------------------------------------------------------
    5.  Tele Norte Leste Participacoes S.A.     Local and/or Long Distance Telephone Service     Brazil          4.5
-----------------------------------------------------------------------------------------------------------------------
    6.  Republic of Venezuela                        Fixed or Floating Rate Investments         Venezuela        4.1
-----------------------------------------------------------------------------------------------------------------------
    7.  Carso Global Telecom                           Investment & Holding Companies            Mexico          3.9
-----------------------------------------------------------------------------------------------------------------------
    8.  Companhia Vale do Rio Doce                                 Mining                        Brazil          3.8
-----------------------------------------------------------------------------------------------------------------------
    9.  Embratel Participacoes S.A.             Local and/or Long Distance Telephone Service     Brazil          3.7
-----------------------------------------------------------------------------------------------------------------------
   10.  Petroleo Brasileiro S.A.                              Oil & Natural Gas                  Brazil          3.6
-----------------------------------------------------------------------------------------------------------------------




================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   No. of           Value
Description                                      Shares/Units      (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-77.87%

 ARGENTINA-0.66%

 TELECOMMUNICATIONS-0.66%
IMPSAT Fiber Networks Inc.
   (Cost $488,695)                                 44,700      $    748,725
                                                               ------------
 BRAZIL-29.04%

 BANKING-2.88%
Banco Bradesco S.A. PN                            393,131             3,422
Banco do Brasil S.A., Series A,
  Warrants (expiring 06/30/01)+                11,877,000             4,083
Banco do Brasil S.A., Series B,
  Warrants (expiring 06/30/06)+                17,815,500            11,854
Banco do Brasil S.A., Series C,
  Warrants (expiring 06/30/11)+                29,692,500            22,391
Banco Itau S.A. PN                             20,585,957         1,809,190
Uniao de Bancos Brasileiros
  S.A. GDR                                         48,700         1,400,125
                                                               ------------
                                                                  3,251,065
                                                               ------------
 CELLULAR TELECOMMUNICATIONS-3.67%
Telemig Celular Participacoes
 S.A. ADR                                          21,100         1,508,650
Telemig Celular S.A. PNC+                         132,070             3,369
Telesp Celular Participacoes
 S.A. ADR                                          58,700         2,634,162
                                                               ------------
                                                                  4,146,181
                                                               ------------
 ELECTRIC DISTRIBUTION-0.47%
Eletropaulo Metropolitana
 S.A. PN                                        7,520,000           529,548
                                                               ------------
 FERTILIZER-0.02%
Serrana S.A. ON                                    14,249             8,138
Serrana S.A. ON Rights
 (expiring 12/25/50)+                              10,856                 0
Serrana S.A. PN                                    16,991             8,950
Serrana S.A. PN Rights
 (expiring 12/25/50)+                              12,945                 0
                                                               ------------
                                                                     17,088
                                                               ------------

                                                   No. of           Value
Description                                        Shares         (Note A)
--------------------------------------------------------------------------------
 FOOD & BEVERAGES-1.72%
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar ADR                                        48,900      $  1,570,912
Companhia Cervejaria
 Brahma ADR+                                       22,100           375,700
                                                               ------------
                                                                  1,946,612
                                                               ------------
 LOCAL AND/OR LONG DISTANCE
   TELEPHONE SERVICE-9.81%
Brasil Telecom Participacoes
 S.A. ADR                                          24,900         1,819,256
Embratel Participacoes
 S.A. ADR                                         177,565         4,194,973
Tele Norte Leste Participacoes
 S.A. ADR                                         214,043         5,056,766
Telecomunicacoes de Minas
 Gerais S.A. PNB                                  132,070             4,833
                                                               ------------
                                                                 11,075,828
                                                               ------------
 MINING-3.81%
Companhia Vale do Rio
 Doce ADR                                         150,100         4,226,876
Companhia Vale do Rio
 Doce PNA+                                          2,887            81,480
                                                               ------------
                                                                  4,308,356
                                                               ------------
 OIL & NATURAL GAS-3.64%
Petroleo Brasileiro S.A. PN                       136,088         4,112,446
                                                               ------------
 PAPER PRODUCTS-1.25%
Votorantim Celulose e Papel
 S.A. ADR                                          76,900         1,413,037
                                                               ------------
 STEEL-1.77%
Gerdau S.A. PN                                163,814,050         1,998,286
                                                               ------------
TOTAL BRAZIL (Cost $27,432,107)                                  32,798,447
                                                               ------------
 CHILE-8.76%

 BANKING-0.42%
Banco de Credito e Inversiones                     72,752           472,412
                                                               ------------


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                   No. of           Value
Description                                        Shares         (Note A)
--------------------------------------------------------------------------------
CONSUMER DURABLES-0.19%
Empresas Almacenes Paris S.A.                     192,229      $    219,395
                                                               ------------
 ELECTRIC GENERATION-0.67%
Empresa Nacional de
 Electricidad S.A.+                               309,074           113,856
Enersis S.A.+                                   1,222,321           491,106
Gener S.A.                                        708,000           151,100
                                                               ------------
                                                                    756,062
                                                               ------------
 ENGINEERING & CONSTRUCTION-0.22%
Besalco S.A.                                       66,354           145,305
Maderas y Sinteticos S.A.                         256,850           100,099
                                                               ------------
                                                                    245,404
                                                               ------------
 FERTILIZER-0.24%
Sociedad Quimica y Minera de
 Chile S.A., Class A                               41,406            99,510
Sociedad Quimica y Minera de
 Chile S.A., Class B                               75,000           167,022
                                                               ------------
                                                                    266,532
                                                               ------------
 FOOD & BEVERAGES-2.30%
Compania Cervecerias Unidas
 S.A.                                              64,574           290,005
Compania Cervecerias Unidas
 S.A. ADR                                          12,300           279,056
Distribucion y Servicio D&S
 S.A.                                              91,904           106,597
Distribucion y Servicio D&S
 S.A. ADR                                          37,500           651,562
Embotelladora Andina S.A.
 ADR                                               27,700           264,881
Embotelladora Andina S.A.
 PNA                                              121,203           251,921
Embotelladora Andina S.A.
 PNB                                               49,172            82,585
Embotelladora Arica S.A.
 ADR+,++                                           75,000           675,000
                                                               ------------
                                                                  2,601,607
                                                               ------------


                                                   No. of           Value
Description                                      Shares/Units      (Note A)
--------------------------------------------------------------------------------
 FORESTRY-1.50%

Compania de Petroleos de Chile
 S.A.                                             254,729      $  1,077,818
Empresas CMPC S.A.                                 54,704           619,271
                                                               ------------
                                                                  1,697,089
                                                               ------------
 INSURANCE-0.10%
Compania de Seguros La
 Prevision Vida S.A.                              188,348           115,347
                                                               ------------
 PHARMACEUTICALS-0.10%
Laboratorio Chile S.A.                            122,019           117,207
                                                               ------------
 RETAIL-0.37%
Sociedad Anonima Comercial e
 Industrial Falabella                             435,161           415,900
                                                               ------------
 STEEL-0.48%
Compania Acero del Pacifico
 S.A.                                             270,555           537,244
                                                               ------------
 TELECOMMUNICATIONS-2.17%
Compania de
 Telecomunicaciones de
 Chile S.A. ADR                                    60,300         1,092,938
Compania de
 Telecomunicaciones de
 Chile S.A., Class A                               40,717           185,884
Compania de
 Telecomunicaciones de
 Chile S.A., Class B                              113,213           472,728
Empresa Nacional de
 Telecomunicaciones S.A.                           78,568           699,873
                                                               ------------
                                                                  2,451,423
                                                               ------------
TOTAL CHILE (Cost $9,141,523)                                     9,895,622
                                                               ------------

 JAMAICA-1.79%

 INVESTMENT & HOLDING COMPANIES-1.79%
Jamaican Assets I L.P. @+
  (Cost $859,192)                                 794,973         2,021,338
                                                               ------------


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                   No. of           Value
Description                                      Shares/Units      (Note A)
--------------------------------------------------------------------------------
LATIN AMERICA-0.31%

 DIVERSIFIED OPERATIONS-0.31%
J.P. Morgan Latin America
 Capital Partners, L.P.*+#                        350,557      $    350,557
                                                               ------------
 TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings,
 Corp.*+                                            6,318                 0
                                                               ------------
TOTAL LATIN AMERICA (Cost $350,215)                                 350,557
                                                               ------------
 MEXICO-35.90%

 BROADCAST, RADIO & TELEVISION-4.66%
Grupo Televisa S.A. GDR+                           76,400         5,266,825
                                                               ------------
 CEMENT-2.66%
Cemex, S.A. de C.V. ADR                           128,306         2,999,153
Cemex, S.A. de C.V. CPO                                 2                 9
                                                               ------------
                                                                  2,999,162
                                                               ------------
 DIVERSIFIED OPERATIONS-0.91%
Alfa, S.A., Series A                              452,158         1,033,583
                                                               ------------
 FINANCIAL SERVICES-4.55%
Grupo Financiero Banamex
 Accival, S.A. de C.V., Series O+                 965,618         4,061,423
Grupo Financiero Bancomer,
 S.A. de C.V., Series O+                        2,120,000         1,076,907
                                                               ------------
                                                                  5,138,330
                                                               ------------
 FOOD & BEVERAGES-4.35%
Fomento Economico Mexicano,
 S.A. de C.V. ADR                                  54,800         2,359,825
Grupo Modelo, S.A. de C.V.,
 Series C                                       1,101,999         2,558,232
                                                               ------------
                                                                  4,918,057
                                                               ------------
 INVESTMENT & HOLDING COMPANIES-3.86%
Carso Global Telecom,
 Class A-1+                                     1,527,217         4,359,931
                                                               ------------

                                                   No. of           Value
Description                                      Shares/Units      (Note A)
--------------------------------------------------------------------------------
MINING-0.42%
Grupo Mexico S.A., Series B                       168,773    $      474,958
                                                               ------------
 RETAIL-3.63%
Wal-Mart de Mexico S.A. de C.V.
 ADR+                                             174,689         4,099,601
                                                               ------------
 STEEL-1.03%
Tubos de Acero de Mexico, S.A.
 ADR                                               84,200         1,168,275
                                                               ------------
 TELECOMMUNICATIONS-9.83%
Telefonos de Mexico, S.A.,
 Class L ADR                                      194,300        11,099,388
                                                               ------------
TOTAL MEXICO (Cost $34,520,095)                                  40,558,110
                                                               ------------
 PERU-0.01%

 Engineering & Construction-0.01%
Tecsur S.A.+ (Cost $16,661)                        82,212             5,422
                                                               ------------
 VENEZUELA-0.38%

 CEMENT-0.00%
Cemex Venezuela
 S.A.C.A., Shares 2                                   317               109
                                                               ------------
 TELECOMMUNICATIONS-0.38%
Venworld
 Telecommunications@ +                             40,140           436,012
                                                               ------------
TOTAL VENEZUELA (Cost $816,963)                                     436,121
                                                               ------------
 GLOBAL-1.02%

 INVESTMENT & HOLDING COMPANIES-1.02%
Emerging Markets Ventures I
 L.P.@+# (Cost $833,631)                          803,343         1,149,126
                                                               ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $74,459,082)                                   87,963,468
                                                               ------------

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                     Par            Value
Description                                         (000)          (Note A)
--------------------------------------------------------------------------------
FIXED OR FLOATING RATE
INVESTMENTS-21.21%

  ARGENTINA-4.79%
Republic of Argentina,
 Debentures, 7.375%,
 03/31/05(2)(5)(6)                            USD   1,600     $   1,460,800
Republic of Argentina,
 Global Senior Note, 11.595%,
 04/10/05(4)                                          650           611,000
Republic of Argentina, Par Bond,
 Series L-GP, 6.00%, 03/31/23(5)                      625           412,500
Republic of Argentina, Unsubordinated
 Note, Series 54, Tranche 1
 8.75%, 07/10/02++                                  1,250         1,125,937
Republic of Argentina, Series
 REGS, Euro MTN, 11.75%,
 02/12/07++                                   ARS   2,150         1,804,287
                                                               ------------
TOTAL ARGENTINA (Cost $5,222,240)                                 5,414,524
                                                               ------------
 BRAZIL-5.64%
Federal Republic of Brazil,
 Bearer Bond, 7.375%,
 04/15/09(4)(5)(6)                            USD     148           114,700
Federal Republic of Brazil,
 Capitalization Bond, 8.00%,
 04/15/14(1)(5)(6)                                    308           223,386
Federal Republic of Brazil,
 Capitalization Debenture, Series
 L, 8.00%, 04/15/14(1)(5)(6)                          443           321,675
Federal Republic of Brazil, Debt
 Conversion Bond, Series L,
 7.4375%, 04/15/12(3)(5)(6)                         2,076         1,530,401
Federal Republic of Brazil,
 Debt Conversion Bond, Series
 L-18yr, 7.4375%, 04/15/12(3)(5)(6)                 1,926         1,419,823
Federal Republic of Brazil,
 Global Bond, 12.75%,
 01/15/20                                             100            95,500

                                                     Par            Value
Description                                         (000)          (Note A)
--------------------------------------------------------------------------------
BRAZIL (CONTINUED)
Federal Republic of Brazil, Global
 Bond, 12.25%, 03/06/30                       USD     320      $    292,800
Federal Republic of Brazil,
 Unsubordinated Bond, 14.50%,
 10/15/09                                           2,241         2,373,779
                                                               ------------
TOTAL BRAZIL (Cost $6,091,826)                                    6,372,064
                                                               ------------
 COLOMBIA-0.51%
Republic of Colombia, Global
 Bond, 11.75%, 02/25/20                               464           389,180
Republic of Colombia, Global
 Unsubordinated Note, 8.625%,
 04/01/08                                             250           187,500
                                                               ------------
TOTAL COLOMBIA (Cost $626,679)                                      576,680
                                                               ------------
 ECUADOR-1.03%
The Republic of Ecuador, Par
 Bond, 4.00%, 02/28/25(5)(7)
 (Cost $1,544,907)                                  3,400         1,156,000
                                                               ------------
 MEXICO-3.51%
United Mexican States, Global
 Bond, 11.375%, 09/15/16                            2,815         3,225,990
United Mexican States, Par Bond,
 Series W-B, 6.25%,
 12/31/19(5)                                          187           155,677
United Mexican States, Secured
 Bond, Series W-A, 6.25%,
 12/31/19(5)                                          700           579,250
                                                               ------------
TOTAL MEXICO (Cost $3,676,913)                                    3,960,917
                                                               ------------
 PANAMA-1.26%
The Republic of Panama, Global
 Bond, 8.875%, 09/30/27                               405           341,212
The Republic of Panama, Interest
 Reduction Debenture, 4.25%,
 07/17/14(4)(5)(6)                                  1,350         1,081,688
                                                               ------------
TOTAL PANAMA (Cost $1,413,765)                                    1,422,900
                                                               ------------

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                     Par            Value
Description                                         (000)          (Note A)
--------------------------------------------------------------------------------
 PERU-0.40%
The Republic of Peru, Front
 Loaded Interest Reduction
 Bond, 3.75%, 03/07/17(4)(5)(6)
 (Cost $452,642)                              USD     750      $    455,625
                                                               ------------
 VENEZUELA-4.07%
Republic of Venezuela, Discount
 Bond, Series W-A, 7.375%,
 03/31/20(2)(5)(8)                                    500           383,243
Republic of Venezuela,
 Front Loaded Interest
 Reduction Debenture, Series A,
 7.4375%, 03/31/07(3)(5)(6)                         2,000         1,639,994
Republic of Venezuela, Global
 Bond, 13.625%, 08/15/18                            2,375         2,208,750
Republic of Venezuela, Global
 Bond, 9.25%, 09/15/27                                550           362,175
                                                               ------------
TOTAL VENEZUELA (Cost $3,827,828)                                 4,594,162
                                                               ------------
TOTAL FIXED OR FLOATING RATE
 INVESTMENTS (Cost $22,856,800)                                  23,952,872
                                                               ------------

                                                   No. of           Value
Description                                      Shares/Units      (Note A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-0.06%

 CHILEAN MUTUAL FUNDS-0.06%
Bice Manager Investment Fund                        4,639   $        12,625
Fondo Mutuo Santander Money
 Market                                             5,657            26,336
Fondo Mutuo Security Check                          5,248            24,597
                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $64,496)                                                      63,558
                                                               ------------
TOTAL INVESTMENTS-99.14%
 (Cost $97,380,378) (Notes A,D)                                 111,979,898
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-0.86%                                               975,718
                                                               ------------
NET ASSETS-100.00%                                          $   112,955,616
                                                               ============

--------------------------------------------------------------------------------
*      Not readily marketable security.
@      Restricted security, not readily marketable (See Note F).
+      Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
# As of June 30, 2000, the Fund committed to investing an additional $412,822 and $3,008,348 of capital in Emerging Markets Ventures I L.P. and J.P. Morgan Latin America Capital Partners, L.P., respectively.
(1) Payment-in-kind bond; of which all or a portion of the coupon is being capitalized at periodic intervals.
(2) Floating rate bond; rate resets based on 6-month London Interbank Offered Rate ("LIBOR") plus 0.8125%.
(3)    Floating rate bond; rate resets based on 6-month LIBOR plus 0.875%.
(4)    Variable rate bond; coupon varies at periodic intervals.
(5)    Brady Bond.
(6)    Pro-rata sinking fund has been established.
(7)    Step-up bond; coupon increases at periodic intervals.
(8)    Issued with 3,570 oil-linked certificates with no current market value.
ADR    American Depositary Receipts.
ARS    Argentine Pesos.
CPO    Ordinary Participation Certificates.
GDR    Global Depositary Receipts.
MTN    Medium Term Note.
ON     Ordinary Shares.
PN     Preferred Shares.
PNA    Preferred Shares, Class A.
PNB    Preferred Shares, Class B.
PNC    Preferred Shares, Class C.
USD    United States Dollars.


================================================================================

12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost $97,380,378)(Note A)                    $111,979,898
Cash (including $368,490 of foreign currencies with a cost of
 $368,747) (Note A)                                                    1,113,132
Receivables:
   Investments sold                                                      829,761
   Interest                                                              792,783
   Dividends                                                             288,794
Prepaid expenses and other assets                                          8,130
                                                                    ------------
Total Assets                                                         115,012,498
                                                                    ------------

 LIABILITIES

Payables:
   Investments purchased                                               1,371,054
   Investment advisory fees (Note B)                                     295,346
   Administration fees (Note B)                                           35,957
   Other accrued expenses                                                303,388
   Chilean repatriation taxes (Note A)                                    51,137
                                                                    ------------
Total Liabilities                                                      2,056,882
                                                                    ------------

NET ASSETS (applicable to 6,250,239 shares of common stock
 outstanding) (Note C)                                              $112,955,616
                                                                    ============
NET ASSET VALUE PER SHARE ($112,955,616 / 6,250,239)                      $18.07
                                                                    ============
NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 6,250,239 shares issued and
 outstanding (100,000,000 shares authorized)                        $      6,250
Paid-in capital                                                      112,893,466
Undistributed net investment income                                    1,672,490
Accumulated net realized loss on investments and foreign
 currency related transactions                                       (16,205,853)
Net unrealized appreciation in value of investments and
 translation of other assets and liabilities denominated in
 foreign currencies                                                   14,589,263
                                                                    ------------
Net assets applicable to shares outstanding                         $112,955,616
                                                                    ============

================================================================================

See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income (Note A):
   Dividends                                                         $   745,270
   Interest                                                            2,205,098
   Less: Foreign taxes withheld                                          (49,034)
                                                                     -----------
   Total Investment Income                                             2,901,334
                                                                     -----------
Expenses:
   Investment advisory fees (Note B)                                     688,978
   Consulting Fees (Note H)                                              131,024
   Audit and legal fees                                                  113,399
   Administration fees (Note B)                                           95,695
   Custodian fees                                                         63,127
   Printing                                                               44,838
   Accounting fees                                                        40,289
   Transfer agent fees                                                    20,260
   Directors' fees                                                        19,945
   NYSE listing fees                                                       8,063
   Insurance                                                               4,616
   Other                                                                  19,874
   Brazilian taxes (Note A)                                               45,451
                                                                     -----------
   Total Expenses                                                      1,295,559
   Less: Fee waivers (Note B)                                            (66,715)
                                                                     -----------
     Net Expenses                                                      1,228,844
                                                                     -----------
   Net Investment Income                                               1,672,490
                                                                     -----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS

Net realized gain from:
   Investments                                                         8,992,341
   Foreign currency related transactions                                  16,477
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
 foreign currencies                                                   (8,749,765)
                                                                     -----------
Net realized and unrealized gain on investments and foreign
 currency related transactions                                           259,053
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,931,543
                                                                     ===========

================================================================================

14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      For the Six      For the
                                                     Months Ended    Year Ended
                                                     June 30, 2000  December 31,
                                                      (unaudited)       1999
                                                     ---------------------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income                             $  1,672,490   $  4,134,035
   Net realized gain on investments and foreign
    currency related transactions                       9,008,818      1,891,707
   Net change in unrealized appreciation/
    (depreciation) in value of investments and
    translation of other assets and liabilities
    denominated in foreign currencies                  (8,749,765)    34,738,713
                                                     ------------   ------------
     Net increase in net assets resulting from
      operations                                        1,931,543     40,764,455
                                                     ------------   ------------
Dividends to shareholders:
   Net investment income                                       --     (3,293,569)
                                                     ------------   ------------
Capital share transactions:
   Cost of 336,900 shares and 1,338,000 shares
    repurchased, respectively (Note G)                 (4,560,172)   (12,985,948)
                                                     ------------   ------------
     Total increase/(decrease) in net assets           (2,628,629)    24,484,938
                                                     ------------   ------------
 NET ASSETS

Beginning of period                                   115,584,245     91,099,307
                                                     ------------   ------------
End of period                                        $112,955,616*  $115,584,245
                                                     ============   ============

-----------------------------------
*   Includes undistributed net investment income of $1,672,490.

================================================================================

See accompanying notes to financial statements.                               15

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
-------------------------------------------------------------------------------

                                                                        For the Six Months
                                                                              Ended
                                                                          June 30, 2000       -----------------------
                                                                           (unaudited)          1999           1998
                                                                        -------------------   --------        -------

PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................          $17.55           $11.49         $18.21
                                                                             --------         --------        -------
Net investment income................................................            0.26+            0.59           0.43
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions......................................            0.02             5.44          (6.71)++
                                                                             --------         --------        -------
Net increase/(decrease) in net assets resulting from operations......            0.28             6.03          (6.28)
                                                                             --------         --------        -------
Dividends and distributions to shareholders:
    Net investment income............................................              --            (0.50)         (0.45)
    Net realized gain on investments and foreign currency related
     transactions....................................................              --               --             --
    In excess of net realized gains..................................              --               --             --
                                                                             --------         --------        -------
Total dividends and distributions to shareholders....................              --            (0.50)         (0.45)
                                                                             --------         --------        -------
Anti-dilutive impact due to capital shares repurchased...............            0.24             0.53           0.01

Dilutive impact due to capital share rights offering.................              --               --             --

Net asset value, end of period.......................................          $18.07           $17.55         $11.49
                                                                             ========         ========        =======
Market value, end of period..........................................         $14.875          $13.063         $8.188
                                                                             ========         ========        =======
Total investment return (a)..........................................           13.88%           65.69%        (39.56)%
                                                                             ========         ========        =======

 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)..............................        $112,956         $115,584        $91,099
Ratio of expenses to average net assets (b)..........................            2.21%(c)         1.89%          2.39%
Ratio of expenses to average net assets, excluding fee waivers.......            2.33%(c)         2.01%          2.51%
Ratio of expenses to average net assets, excluding taxes.............            2.13%(c)         1.85%          1.80%
Ratio of net investment income to average net assets.................            3.01%(c)         4.33%          2.91%
Portfolio turnover rate..............................................           55.94%          115.42%        172.62%
-------------------------------------------------------------------------------
*   Commencement of investment operations.
**  Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+   Based on average shares outstanding.
++  Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program for the year ended December 31,
    1998.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Annualized.

================================================================================

16                               See accompanying notes to financial statements.

                                                                                  For the Years Ended December 31,
                                                                             -----------------------------------------
                                                                               1997             1996            1995
                                                                             --------         --------        --------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................          $19.07           $17.09          $20.18
                                                                             --------         --------        --------
Net investment income................................................            0.11             0.28            0.19
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions......................................            1.66             1.93           (3.09)
                                                                             --------         --------        --------
Net increase/(decrease) in net assets resulting from operations......            1.77             2.21           (2.90)
                                                                             --------         --------        --------
Dividends and distributions to shareholders:
    Net investment income............................................           (0.21)           (0.23)             --
    Net realized gain on investments and foreign currency related
     transactions....................................................           (2.42)              --           (0.19)
    In excess of net realized gains..................................              --               --              --
                                                                             --------         --------        --------
Total dividends and distributions to shareholders....................           (2.63)           (0.23)          (0.19)
                                                                             --------         --------        --------
Anti-dilutive impact due to capital shares repurchased...............              --               --              --

Dilutive impact due to capital share rights offering.................              --               --              --
                                                                             --------         --------        --------
Net asset value, end of period.......................................          $18.21           $19.07          $17.09
                                                                             ========         ========        ========
Market value, end of period..........................................         $14.313          $15.750         $14.750
                                                                             ========         ========        ========
Total investment return (a)..........................................            8.21%            8.26%         (20.34)%
                                                                             ========         ========        ========
 RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period (000 omitted)..............................        $143,358         $150,007        $134,290
Ratio of expenses to average net assets (b)..........................            2.46%            1.70%           2.00%
Ratio of expenses to average net assets, excluding fee waivers.......            2.58%            1.82%           2.12%
Ratio of expenses to average net assets, excluding taxes.............            1.68%               --           1.78%
Ratio of net investment income to average net assets.................            0.53%            1.47%           1.10%
Portfolio turnover rate..............................................          124.98%           50.21%          38.71%


                                                                             -----------------------------------------
                                                                               1994             1993            1992
                                                                             --------         --------        --------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................          $25.73           $25.36          $26.05
                                                                             --------         --------        --------
Net investment income................................................            0.09+            0.08            0.24
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions......................................            1.29            10.18            1.51
                                                                             --------         --------        --------
Net increase/(decrease) in net assets resulting from operations......            1.38            10.26            1.75
                                                                             --------         --------        --------
Dividends and distributions to shareholders:
    Net investment income............................................           (0.07)           (0.22)             --
    Net realized gain on investments and foreign currency related
     transactions....................................................           (4.33)           (8.61)          (2.44)
    In excess of net realized gains..................................              --            (0.04)             --
                                                                             --------         --------        --------
Total dividends and distributions to shareholders....................           (4.40)           (8.87)          (2.44)
                                                                             --------         --------        --------
Anti-dilutive impact due to capital shares repurchased...............              --               --              --
Dilutive impact due to capital share rights offering.................           (2.53)           (1.02)             --
                                                                             --------         --------        --------
Net asset value, end of period.......................................          $20.18           $25.73          $25.36
                                                                             ========         ========        ========
Market value, end of period..........................................         $18.750          $31.500         $24.375
                                                                             ========         ========        ========
Total investment return (a)..........................................          (26.63)%          89.45%           2.35%
                                                                             ========         ========        ========

 RATIOS/SUPPLEMENTAL DATA
--------------------------
Net assets, end of period (000 omitted)..............................        $156,673         $140,458        $102,259
Ratio of expenses to average net assets (b)..........................            2.02%            2.06%           2.61%
Ratio of expenses to average net assets, excluding fee waivers.......              --               --              --
Ratio of expenses to average net assets, excluding taxes.............            1.72%              --             2.31%
Ratio of net investment income to average net assets.................            0.63%            1.45%            1.15%
Portfolio turnover rate..............................................           77.81%           70.17%           55.40%


                                                                                               For the Period
                                                                                               August 1, 1990*
                                                                             --------              through
                                                                               1991           December 31, 1990
                                                                             --------         -----------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................          $14.24               $13.64**
                                                                             --------             --------
Net investment income................................................            0.61                 0.29
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions......................................           14.66                 0.58
                                                                             --------             --------
Net increase/(decrease) in net assets resulting from operations......           15.27                 0.87
                                                                             --------             --------
Dividends and distributions to shareholders:
    Net investment income............................................           (0.63)               (0.27)
    Net realized gain on investments and foreign currency related
     transactions....................................................           (2.83)                  --
    In excess of net realized gains..................................              --                   --
                                                                             --------             --------
Total dividends and distributions to shareholders....................           (3.46)               (0.27)
                                                                             --------             --------
Anti-dilutive impact due to capital shares repurchased...............              --                   --

Dilutive impact due to capital share rights offering.................              --                   --
                                                                             --------             --------
Net asset value, end of period.......................................          $26.05               $14.24
                                                                             ========             ========
Market value, end of period..........................................         $26.500              $11.125
                                                                             ========             ========
Total investment return (a)..........................................          167.96%              (18.35)%
                                                                             ========             ========

 RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period (000 omitted)..............................        $104,435              $57,081
Ratio of expenses to average net assets (b)..........................            2.30%                3.27%(c)
Ratio of expenses to average net assets, excluding fee waivers.......              --                   --
Ratio of expenses to average net assets, excluding taxes.............              --                   --
Ratio of net investment income to average net assets.................            2.85%                5.10%(c)
Portfolio turnover rate..............................................           82.39%               52.49%

===============================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 2000, the Fund held 3.50% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,859,998 and fair value of $3,957,033. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2000, the interest rate was 6.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryforward of $23,556,041 of which $22,881,266 expires in 2006 and $674,775 expires in 2007.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $42,115 and $1,243,892, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

===============================================================================
18

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 2000, the Fund incurred no such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. For the six months ended June 30, 2000, the Fund incurred $45,451 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

===============================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repo, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At June 30, 2000, the Fund had no such agreements.

===============================================================================
20

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 2000, CSAM earned $585,631 for advisory services, of which CSAM waived $56,708. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2000, CSAM was reimbursed $8,383 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the six months ended June 30, 2000, advisory fees amounted to $103,347, of which $10,007 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the six months ended June 30, 2000, these sub-advisory fees amounted to $27,793.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2000, BSFM earned $54,403 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $56,000 at June 30, 2000) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of
205.32 U.F.'s (approximately $6,000 at June 30, 2000). For the six months ended June 30, 2000, Celfin earned $32,909 and $2,941 for administrative and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 6,250,239 shares outstanding at June 30, 2000, CSAM owned 7,169 shares.

===============================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $97,548,429. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $14,431,469, was composed of gross appreciation of $17,045,963 for those investments having an excess of value over cost and gross depreciation of $2,614,494 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of securities, other than short-term investments, were $60,531,240 and $61,842,973 respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the terms of the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At June 30, 2000 and during the six months ended June 30, 2000, the Fund had no borrowings under the Credit Facility.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of June 30, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                     FAIR VALUE AT     VALUE     PERCENT
                                          NUMBER OF      ACQUISITION                    JUNE 30,        PER       OF NET
SECURITY                                UNITS/SHARES       DATES             COST         2000       UNIT/SHARE   ASSETS
--------                                ------------  -----------------    --------  -------------   ----------  --------
Emerging Markets Ventures I L.P.......     711,734    01/22/98-12/21/99    $742,022   $1,018,086       $ 1.43     0.90
                                            91,609        03/21/00           91,609      131,040                  0.12
                                        ------------                       --------  -------------               --------
                                           803,343                          833,631    1,149,126                  1.02
                                        ------------                       --------  -------------               --------
Jamaican Assets I L.P.................     794,973    07/29/97-10/17/97     859,192    2,021,338         2.54     1.79
                                        ------------                       --------  -------------               --------
Venworld Telecommunications...........      40,140    07/30/92-08/07/92     816,959      436,012        10.86     0.38
                                        ------------                       --------  -------------               --------

The Fund may incur certain costs in connection with the disposition of the above securities.

===============================================================================
22

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund's Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. By July 1999, the Fund had repurchased the full amount so authorized (1,200,000). On October 14, 1999, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to an additional 15% of the Fund of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. For the year ended December 31, 1999, the Fund repurchased 1,338,000 of its shares for a total cost of $12,985,948 at a weighted average discount of 23.03% from net asset value. The discount of individual repurchases ranged from 17.53% - 26.78%. For the six months ended June 30, 2000, the Fund repurchased 336,900 of its shares for a total cost of $4,560,172 at a weighted average discount of 25.24% from net asset value. The discount of individual repurchases ranged from 20.59% - 28.84%.

NOTE H. SUBSEQUENT EVENTS

The Fund engaged an Investment Banking Firm during the year to look at various strategic options for the Fund. As a result of such engagement, on July 24, 2000, the Fund's Board of Directors approved the merger (the "Merger") of The Latin America Equity Fund, Inc. ("LAQ") with and into the Fund. As a result of the Merger, LAQ will cease to exist, and the Fund will be the surviving legal corporation and each share of common stock of LAQ will be converted into an equivalent dollar amount of full shares of common stock of the Fund based on the net asset value of each of the Fund and LAQ. The Fund will not issue any fractional shares to LAQ's shareholders. The Fund's transfer agent will aggregate all fractional shares, sell the resulting shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to LAQ's shareholders in proportion to their fractional shares. Upon consummation of the Merger, the Fund will change its name to "The Latin America Equity Fund, Inc." and will adopt LAQ's investment objective and policies.

Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals.

In addition, on May 23, 2000 the Board of Directors of the Fund determined that it was in the best interests of the Fund to initiate a tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of the Fund's net asset value per share as of the end of the tender offer period. The tender offer is subject to approval of the Merger by the shareholders of both the Fund and LAQ and satisfaction of the other conditions to closing the Merger.

In addition, on June 27, 2000 the Board of Directors of the Fund approved the overall terms of a self-tender program that the Fund intends to launch in calendar year 2001, which terms include the following: (i) LAQ

===============================================================================

-------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and (ii) the per share purchase price will be at least 95% of LAQ's net asset value per share. Implementation of the self-tender program is conditioned on consummation of the Merger. Upon consummation of the Merger, the Fund, as the surviving corporation and renamed "The Latin America Equity Fund, Inc.," will launch the self-tender programs. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences, or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

===============================================================================
24

  RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 23, 2000, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                             FOR        WITHHELD      NON-VOTES
----------------                         -----------   -----------   -----------
Dr. Enrique R. Arzac                      5,007,089      195,982      1,315,568
George W. Landau                          4,992,927      210,144      1,315,568
Richard W. Watt                           5,008,592      194,479      1,315,568

In addition to the directors re-elected at the meeting, James J. Cattano, Riordan Roett, Martin M. Torino and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 2000.

                               FOR         AGAINST       ABSTAIN      NON-VOTES
                           -----------   -----------   -----------   -----------
                            5,069,678      117,278        16,115      1,315,568

(3) To approve a shareholder proposal requesting that the Board of Directors present for shareholder approval a program to permit shareholders to realize net asset value for their shares.

                                                                      DELEGATED
                                                                      NON-VOTES/
                               FOR         AGAINST       ABSTAIN      NON-VOTES
                           -----------   -----------   -----------   -----------
                            2,732,610      695,593        51,822      3,038,614




===============================================================================

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Latin America Investment Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

===============================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

===============================================================================

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-9697; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

-----------------------------------------------------------
* InvestLink is a service mark of EquiServe, L.P.

===============================================================================

-------------------------------------------------------------------------------
 SUMMARY OF GENERAL INFORMATION
-------------------------------------------------------------------------------

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets.

-------------------------------------------------------------------------------
 SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

-------------------------------------------------------------------------------
 THE CSAM GROUP OF FUNDS
-------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset  Management  Strategic  Global Income Fund, Inc.  (CGF)

-------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Investment Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIRECTORS AND CORPORATE OFFICERS
-------------------------------------------------------------------------------

Dr. Enrique R. Arzac        Director

James J. Cattano            Director

George W. Landau            Director

Riordan Roett               Director

Martin M. Torino            Director

William W. Priest, Jr.      Chairman of the Board of
                            Directors

Richard W. Watt             President and Director

Emily Alejos                Chief Investment Officer

Yarek Aranowicz             Investment Officer

Hal Liebes                  Senior Vice President

Michael A. Pignataro        Chief Financial Officer and
                            Secretary

Rocco A. Del Guercio        Vice President

Robert M. Rizza             Treasurer

-------------------------------------------------------------------------------
 INVESTMENT ADVISERS
-------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

-------------------------------------------------------------------------------
 ADMINISTRATOR
-------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

-------------------------------------------------------------------------------
 CUSTODIAN
-------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

-------------------------------------------------------------------------------
 SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------------------

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

-------------------------------------------------------------------------------
 INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

-------------------------------------------------------------------------------
 LEGAL COUNSEL
-------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019









This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                      [GRAPHIC]

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                                                                    3914-SAR-00